UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 28, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                 000-25675                    74-3055158
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On June 28, 2007, the Registrant and Braden Waverley, the Registrant's Chief Executive Officer, entered into an amendment of that certain Employment Agreement dated February 17, 2006 and amended January 24, 2007 and June 13, 2007, between the Registrant and Mr. Waverley, to provide for a reduced base salary of $455 per week during the remaining term of the Employment Agreement, commencing with the payroll period from June 15, 2007 through June 30, 2007.

         On June 28, 2007, the Registrant and Martin T. Johnson, the Registrant's Chief Financial Officer, entered into an amendment of that certain Employment Agreement dated February 17, 2006 and amended January 24, 2007 and June 13, 2007, between the Registrant and Mr. Johnson, to provide for a reduced base salary of $455 per week during the remaining term of the Employment Agreement, commencing with the payroll period from June 15, 2007 through June 30, 2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PATRON SYSTEMS, INC.



Date:    July 3, 2007                By:  /s/ Braden Waverley
                                          -----------------------------------
                                          Braden Waverley
                                          Chief Executive Officer


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